STATEMENT OF INVESTMENTS March 31, 2019 Unaudited

		Shares	Value					Principal
	Common Stocks—0.0%							Amount		Value
	Ambit Biosciences Corp.[1,2]	10,347	$—		Event-Linked Bonds (Continued)
	Hanergy Thin Film Power Group Ltd.[1]	161,121	—		Galileo Re Ltd. Catastrophe Linked
	Media General, Inc.[1,2,3]	1,099	59		Nts., 20.054% [US0003M+1750],
	NewStar Financial, Inc.[1,2]	409	—		11/6/20[5,6]			$250,000		$248,062
	Teva Pharmaceutical Industries Ltd.[1]	10	—		Hexagon Reinsurance DAC Catastrophe Linked Nts.:
	Total Common Stocks (Cost $81,940)		59		6.66% [EUR003M+666], 1/19/22[5,6]		EUR	250,000		284,111
					8.22% [EUR003M+822], 1/19/22[5,6]		EUR	250,000		278,727
					Integrity Re Ltd. Catastrophe Linked
	Preferred Stock—0.0%				Nts., 6.253% [US0003M+375],
	Kinesis 2017 Sidecar, Preferred[1,3] (Cost				6/10/22[5,6]			750,000		747,413
	$290,064)	32,412	32,412		International Bank for Reconstruction &
		Units			Development Catastrophe Linked Nts.,
	Rights, Warrants and Certificates—0.0%				9.365% [US0006M-40+690], 7/15/20[5]			250,000		251,713
	Kaisa Group Holdings Ltd. Rts., Strike Price				Kilimanjaro Re Ltd. Catastrophe Linked Nts.:
	$1, Exp . 12/31/49, 0.00%[1] (Cost $0)	231	—		7.245% [US0003M+465], 5/6/22[5,6]			500,000		495,325
		Principal			7.265% [US0003M+465], 5/5/23[5,6]			500,000		492,975
		Amount			15.095% [US0003M+1,250], 5/6/22[5,6]			500,000		494,775
Non	-Convertible Corporate Bond and Note—0.0%				Loma Reinsurance Bermuda Ltd.
	SandRidge Energy, Inc., 7.50% Sr.				Catastrophe Linked Nts., 2.896%
	Unsec. Nts., 3/15/21[2,4] (Cost $0)	$500,000	—	[T	-BILL 3MO+50], 4/8/19[5,6]			500,000		212,500
					Manatee Re Ltd. Catastrophe Linked
Event	-Linked Bonds—4.1%				Nts., 1.899% [T-BILL 3MO+50],
	Akibare Re Ltd. Catastrophe Linked Nts.:				3/13/19[3,5]			500,000		—
	4.482% [US0003M+190], 4/7/22[5,6]	250,000	245,312		Merna Re Ltd. Catastrophe Linked Nts.,
	4.821% [US0006M+234], 4/7/20[5,6]	500,000	312,500		4.396% [T-BILL 3MO+200], 4/8/21[5,6]			250,000		250,938
	Aozora Re Ltd. Catastrophe Linked Nts.,				Nakama Re Ltd. Catastrophe Linked Nts.:
	4.323% [US0006M+200], 4/7/21[5,6]	250,000	248,287		3.25% [US0006M+325], 10/13/21[5,6]			750,000		746,588
	Atlas IX Capital DAC Catastrophe				5.432% [US0003M+300], 4/13/23[5,6]			500,000		496,775
	Linked Nts., 2.73% [US0003M+10],				Panthera Re Ltd. Catastrophe Linked
	4/8/19[5,6]	413,725	370,284		Nts., 5.896% [T-BILL 3MO+350],
	Blue Halo Re Ltd. Catastrophe Linked				3/9/20[5,6]			250,000		250,100
	Nts., 16.396% [T-BILL 3MO+1400],				Residential Reinsurance 2013 Ltd.
	6/21/19[5,6]	500,000	493,075		Catastrophe Linked Nts., 0.50% [T-BILL
	Bowline Re Ltd. Series 2018-1				3MO+50], 6/6/19[5,6]			125,000		121,250
	Catastrophe Linked Nts., 6.896%				Residential Reinsurance 2014 Ltd.
[T	-BILL 3MO+450], 5/23/22[5,6]	750,000	747,262		Catastrophe Linked Nts., 2.896%
	Buffalo Re Ltd. Catastrophe Linked Nts.:			[T	-BILL 3MO+50], 6/6/19[5,6]			750,000		—
	6.051% [US0006M+348], 4/7/20[5,6]	500,000	498,625		Residential Reinsurance 2015 Ltd.
	9.731% [US0006M+716], 4/7/20[5,6]	250,000	244,637		Catastrophe Linked Nts., 2.896%
	Caelus Re V Ltd. Catastrophe Linked Nts.:			[T	-BILL 3MO+50], 6/6/19[5,6]			500,000		18,750
	2.896% [T-BILL 1MO+50], 6/5/20[5,6]	1,000,000	150,000		Residential Reinsurance 2016 Ltd. Catastrophe Linked Nts.:
	5.896% [T-BILL 3MO+350], 6/7/21[5,6]	250,000	240,937		2.896% [T-BILL 3MO+50], 6/6/20[5,6]			750,000		28,125
	9.896% [T-BILL 3MO+750], 6/7/21[5,6]	250,000	215,225		6.216% [T-BILL 3MO+382], 12/6/20[5,6]			250,000		249,063
					Residential Reinsurance 2017 Ltd.
	12.896% [T-BILL 3MO+1,050],				Catastrophe Linked Nts., 5.446%
	6/7/21[5,6]	250,000	156,250	[T	-BILL 3MO+305], 6/6/21[5,6]			375,000		373,106
	Cal Phoenix Re Ltd. Catastrophe				Residential Reinsurance 2018 Ltd. Catastrophe Linked Nts.:
	Linked Nts., 9.988% [US0003M+750],
	8/13/21[5,6]	850,000	85,000		5.646% [T-BILL 3MO+325], 6/6/22[5,6]			500,000		495,425
	Casablanca Re Ltd. Catastrophe Linked Nts.:				12.376%, 6/6/19[5,8]			500,000		77,500
	7.265% [US0006M+525], 6/4/20[5]	250,000	249,588		Resilience Re Ltd., 10.63%, 4/8/19[5,8]			250,000		252,475
	19.745% [US0006M+1,600], 6/4/20[3,5]	250,000	122,500		Riverfront Re Ltd. Catastrophe Linked Nts.:
	Citrus Re Ltd. Catastrophe Linked Nts.:				7.116% [T-BILL 3MO+472], 1/15/21[5,6]			750,000		741,938
	7.696% [US0006M+523], 3/18/20[5,6]	106,253	63,752		9.146% [T-BILL 3MO+675], 1/15/21[5,6]			500,000		492,725
	10.246% [T-BILL 3MO+785],				SD Re Ltd. Catastrophe Linked Nts.,
	4/25/19[5,6]	323,545	242,659		6.601% [US0003M+400], 10/19/21[5,6]			600,000		589,590
	Eclipse Re Ltd. Catastrophe Linked Nts.,				Total Event-Linked Bonds (Cost $20,613,735)					15,112,704
	0.00%, 7/1/19[5]	250,000	248,938	Short	-Term Note—11.3%
	Everglades Re II Ltd. Catastrophe				United States—11.3%
	Linked Nts., 7.316% [T-BILL				United States Treasury Bills, 2.467%,
	3MO+492], 5/8/20[5,6]	250,000	248,887		8/8/19[7,8] (Cost	$41,237,693)	USD	41,600,000		41,246,091
	First Coast Re 2017-1 Ltd. Catastrophe							Shares
	Linked Nts., 6.446% [T-BILL				Investment Company—82.0%
	3MO+405], 6/7/21[5,6]	250,000	249,062		Oppenheimer Institutional Government
	Fortius Re II Ltd. Catastrophe Linked				Money Market Fund, Cl. E, 2.42%[9,10] (Cost
	Nts., 4.803% [US0006M+375],				$300,192,118)			300,192,118		300,192,118
	7/7/21[5,6]	750,000	747,413		Total Investments, at Value (Cost
	Frontline Re Ltd. Catastrophe Linked				$362,415,550)			97.4%		356,583,384
	Nts., 9.396% [T-BILL 3MO+700],				Net Other Assets (Liabilities)			2.6		9,508,291
	7/6/22[5,6]	250,000	242,562		Net Assets			100.0	% $	366,091,675

		1	OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments

1. Non-income producing security.
2. Security received as the result of issuer reorganization.
3. The value of this security was determined using significant unobservable inputs.  See Note 3 of the accompanying Notes.
4. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate.  See Note 4 of the accompanying Notes.
5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $15,112,704 or 4.13% of the Fund's net assets at period end.
6. Represents the current interest rate for a variable or increasing rate security, which may be fixed for a predetermined period.  The interest rate is, or will be as of an established date, determined as [Referenced Rate + Basis-point spread].
7. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $319,261. See Note 5 of the accompanying Notes.
8. Zero coupon bond reflects effective yield on the original acquisition date.
9. Rate shown is the 7-day yield at period end.
10. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

			Shares			Gross		Gross	Shares
			December 31, 2018			Additions		Reductions	March 31, 2019
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E			7,565,931			390,615,341		97,989,154	300,192,118
								Realized	Change in Unrealized
			Value			Income	Gain (Loss)		Gain (Loss)
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E			$300,192,118			$607,724	$	— $	—

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:
Geographic Holdings								Value	Percent
United States								$343,251,876	96.3%
Bermuda								9,416,551	2.6
Cayman Islands								2,080,531	0.6
Japan								1,059,088	0.3
Ireland								562,838	0.1
Supranational								212,500	0.1
China								—	–
Israel								—	–
Total								$356,583,384	100.0%

Forward Currency Exchange Contracts as of March 31, 2019
								Unrealized	Unrealized
Counterparty		Settlement Month(s)	Currency Purchased (000's)			Currency Sold (000's)		Appreciation	Depreciation
BOA		04/2019	USD	567	EUR		500	$5,516	$—
JPM		04/2019	BRL	86,800	USD		22,737	—	569,937
JPM		04/2019	USD	22,111	BRL		86,800	—	56,299
Total Unrealized Appreciation and Depreciation								$5,516	$626,236

Glossary:
Counterparty Abbreviations
BOA		Bank of America NA
JPM		JPMorgan Chase Bank NA
Currency abbreviations indicate amounts reporting in currencies
BRL		Brazilian Real
EUR		Euro
Definitions
EUR003M		EURIBOR 3 Month ACT/360
T-BILL 1MO		US Treasury Bill 1 Month
T-BILL 3MO		US Treasury Bill 3 Month
US0003	M	ICE LIBOR USD 3 Month
US0006	M	ICE LIBOR USD 6 Month

2 OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO STATEMENTS OF INVESTMENTS March 31, 2019 Unaudited

1. Organization
Oppenheimer Global Multi-Alternatives Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of
OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.
The Sub-Adviser has entered into a sub-sub-advisory agreement with Barings LLC and OFI SteelPath, Inc. (collectively, the “Sub-Sub-Advisers”). Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies
Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into

U.S. dollars on the following basis:
(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.
(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation
The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the "Exchange" or
"NYSE") is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.
    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs
Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.
    The following methodologies are used to determine the market value or the fair value of the types of securities described below:
    Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.
    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.
    Event-linked bonds, are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include reported trade data and broker-dealer price quotations.
    Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.
    Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation
Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency

3 OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO STATEMENTS OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)
rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.
    To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation.
Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
    The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes at period end based on valuation input level:
			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value
Assets Table
Investments, at Value:
Common Stocks	$—	$—	$59	$59
Preferred Stock	—	—	32,412	32,412
Rights, Warrants and Certificates	—	—	—	—
Non-Convertible Corporate Bonds and Notes	—	—	—	—
Event-Linked Bonds	—	14,990,204	122,500	15,112,704
Short-Term Note	—	41,246,091	—	41,246,091
Investment Company	300,192,118	—	—	300,192,118
Total Investments, at Value	300,192,118	56,236,295	154,971	356,583,384
Other Financial Instruments:
Forward currency exchange contracts	—	5,516	—	5,516
Total Assets	$300,192,118	$56,241,811	$154,971	$356,588,900

Liabilities Table
Other Financial Instruments:
Forward currency exchange contracts	$—	$(626,236) $	—	$(626,236)
Total Liabilities	$—	$(626,236) $	—	$(626,236)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
    For the reporting period, there were no transfers between levels.

4. Investments and Risks
Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage

4 OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

4. Investments and Risks (Continued)
risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”).Affiliated Funds are management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund's investments in Affiliated Funds are included in the
Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.
    Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government
Money Market Fund ("IGMMF"), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Statement of Operations in the annual and semiannual reports as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Statement of Operations in the annual and semiannual reports upon the sale or maturity of such securities.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.
    The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest and/or principal payment.

Information concerning securities not accruing interest at period end is as follows:
Cost	$–
Market Value	$–
Market Value as % of Net Assets	0.00%

5. Market Risk Factors
The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the
U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between

5 OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO STATEMENTS OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)
price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives
The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.
    Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.
    Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.
    The Fund's actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts
The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.
    Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the
Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.
    The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.
    During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $29,290,652and $62,357,754, respectively.
    Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.
    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.
    Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the
Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the

6 OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

6. Use of Derivatives (Continued)
Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.
    The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.
    During the reporting period, the Fund had an ending monthly average market value of $40,744,487 and $29,999,791 on futures contracts purchased and sold, respectively.
    Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.
    At period end, the Fund had no futures contracts outstanding.

Option Activity
The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.
    Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.
Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
During the reporting period, the Fund had an ending monthly average market value of $114,093 and $15,789 on purchased call options and purchased put options, respectively.
At period end, the Fund had no purchased options outstanding.
    Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.
    The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The Fund must then purchase the underlying security at the higher market price and deliver it for the strike price or, if it owns the underlying security, deliver it at the strike price and forego any benefit from the increase in the price of the underlying security above the strike price. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. The Fund must then purchase the underlying security at the strike price when the market price of the underlying security is below the strike price. Alternatively, the Fund could also close out a written option position, in which case the risk is that the closing transaction will require a premium to be paid by the Fund that is greater than the premium the Fund received. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contract. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.
    During the reporting period, the Fund had an ending monthly average market value of $56,224 and $15,637 on written call options and written put options, respectively.
    Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
    At period end, the Fund had no written options outstanding.

Swap Contracts
The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.
    Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued

7 OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO STATEMENTS OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)
interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.
    Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.
Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).
    The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
    The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
    If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.
    The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.
    For the reporting period, the Fund had ending monthly average notional amounts of $12,303,859 and $5,040,000 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.
    Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
    At period end, the Fund had no credit default swap agreements outstanding.
Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.
    Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index.Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.
     The Fund may enter into total return swaps on various equity securities or indexes to increase or decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay or receive a floating reference interest rate, and an amount equal to the opposite price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. Equity leg payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. Reference leg payments equal a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.
    The Fund may enter into total return swaps to increase or decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.
    For the reporting period, the Fund had ending monthly average notional amounts of $42,235,050 and $8,048,469 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.
    Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
At period end, the Fund had no total return swap agreements outstanding.

Swaption Transactions
The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.
    Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities in the
annual and semiannual reports. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported

8 OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

6. Use of Derivatives (Continued)
as a separate asset or liability line item in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.
    The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.
    The Fund may purchase swaptions which give it the option to enter into an interest rate swap in which it pays a floating or fixed interest rate and receives a fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Purchasing the fixed portion of this swaption becomes more valuable as the reference interest rate decreases relative to the preset interest rate. Purchasing the floating portion of this swaption becomes more valuable as the reference interest rate increases relative to the preset interest rate.
    The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed or floating interest rate and receives a floating or fixed interest rate in order to increase or decrease exposure to interest rate risk. A written swaption paying a fixed rate becomes more valuable as the reference interest rate increases relative to the preset interest rate. A written swaption paying a floating rate becomes more valuable as the reference interest rate decreases relative to the preset interest rate.
    During the reporting period, the Fund had an ending monthly average market value of $219,630 on purchased swaptions.
At period end, the Fund had no written swaption contracts outstanding.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund.The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.
    The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.
    To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund's
International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive)
a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the
Fund.
    ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.
    For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
    The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.
    With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.
    There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

9 OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO STATEMENTS OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)
    Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.
    Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.
    For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted
in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g.,
$250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Borrowing and Other Financing
Securities Sold Short. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date.
Upon entering into a short position, the Fund is required to segregate cash or securities at its custodian which are pledged for the benefit of the lending broker and/or to deposit and pledge cash directly at the lending broker, with a value equal to a certain percentage, exceeding 100%, of the value of the securities that it sold short. Cash that has been segregated and pledged for this purpose will be disclosed on the Statement of Assets and Liabilities;
securities that have been segregated and pledged for this purpose are disclosed as such in the Statement of Investments. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the risk of an unlimited loss, since the price of the security sold short could theoretically increase without limit. Purchasing securities previously sold short to close out a short position can itself cause the price of the securities to rise further, thereby increasing the loss. Further, there is no assurance that a security the Fund needs to buy to cover a short position will be available for purchase at a reasonable price. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the
Statement of Operations in the annual and semiannual reports.
    At period end, the Fund had no outstanding securities sold short.

8. Pending Acquisition
On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of the Sub-Adviser and the Manager, announced that it has entered into an agreement whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser
(the “Transaction”). In connection with the Transaction, on January 11, 2019, the Fund’s Board unanimously approved an Agreement and Plan of
Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of the Fund to a corresponding, newly formed fund (the
“Acquiring Fund”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the Fund as of the close of business on the closing date. Although the Acquiring Fund will be managed by Invesco Advisers,
Inc., the Acquiring Fund will, as of the closing date, have the same investment objective and substantially similar principal investment strategies and risks as the Fund. After the Reorganization, Invesco Advisers, Inc. will be the investment adviser to the Acquiring Fund, and the Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company Act of 1940, as amended. The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.
    As of 5 p.m. Eastern Standard Time on April 12, 2019, the Reorganization has been approved by shareholders of record of the Fund as of January 14,
2019. Accordingly, if certain other closing conditions are satisfied or waived, the Reorganization is currently expected to close on or about May 24, 2019, or as soon as practicable thereafter. This is subject to change.

10 OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA